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           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and to the use of our reports dated December 3, 1999, with respect to the DEM Equity Fund and DEM Index Fund, in this Post-Effective Amendment Number 23 to the Registration Statement (Form N-1A)(No.33-25716) of The Chapman Funds, Inc.

/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 23, 2000